United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 20, 2005
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                     1-11983
                                     -------
                            (Commission file number)

                           FPIC INSURANCE GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         FLORIDA                                         59-3359111
         -------                                         ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


            225 WATER STREET, SUITE 1400, JACKSONVILLE, FLORIDA 32202
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (904) 354-2482
                                 --------------
              (Registrant's telephone number, including area code)

                                  www.fpic.com
                                  ------------
                         (Registrant's Internet Address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.
------------------------------------------------------

         On January 20, 2005, FPIC Insurance Group, Inc. (the "Company") granted an aggregate of 57,000 common stock options and an aggregate of 37,582 shares of restricted common stock to various officers and other employees of the Company pursuant to the Company's Omnibus Incentive Plan (the "Plan"). The Plan, as amended, a copy of which was filed as Exhibit 10(d) to the Company's Form 10-K dated December 31, 2003, filed with the Securities and Exchange Commission on March 15, 2004, is incorporated by reference into this report.

         On January 26, 2005, the Company granted 28,986 shares of restricted common stock to John R. Byers pursuant to the Plan.

         The portion of these two grants awarded to the Company's named executive officers, in the aggregate, is as follows:

                                     Common Stock                Restricted
                                       Options                  Common Stock

     John R. Byers                     15,000                     33,986
     Kim D. Thorpe                      7,500                      2,500

         Awards will be reflected in Stock Option Agreements and Restricted Stock Agreements containing the following material terms, respectively:

                             Stock Option Agreement
                        for common stock options granted
                     to various officers and other employees
                               on January 20, 2005

         Options shall have an exercise price of $30.38, the closing market price of the Company's stock on January 20, 2005, the date of grant.

         Options shall have a three-year vesting schedule. One third of the options granted shall vest on the one-year anniversary of the date of grant, with an additional one third of the options granted vesting on each of the next two anniversary dates of the date of grant. Options may not be exercised until such time as the options are vested.

         Options shall terminate on the earliest of the tenth anniversary of the date of grant or the date such options are fully exercised.

                           Restricted Stock Agreement
                      for restricted common shares granted
                     to various officers and other employees
                               on January 20, 2005

         Restricted stock grants shall have a three-year vesting schedule. One third of the restricted stock grants shall vest on the one-year anniversary of the date of grant, with an additional one third of the restricted stock grants vesting on each of the next two anniversary dates of the date of grant.

         The receipients of the restricted stock grants will be permitted to redeem an adequate number of shares from the award upon vesting to satisfy any tax withholding liability.

                           Restricted Stock Agreement
                      for restricted common shares granted
                                to John R. Byers
                               on January 26 2005

         The restricted stock grant shall vest as follows: one third of the shares will vest on each of January 26, 2008, January 26, 2010 and January 26, 2012.

         The receipient of the restricted stock grant will be permitted to redeem an adequate number of shares from the award upon vesting to satisfy any tax withholding liability.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FPIC INSURANCE GROUP, INC.
                                                 (Registrant)



Date:  January 26, 2005                 By:  /s/ John R. Byers
                                             -----------------------------------
                                        Name:   John R. Byers
                                        Title:  President and Chief Executive
                                                Officer